Exhibit 10.7

                           GRANT OF SECURITY INTEREST

                            IN PATENTS AND TRADEMARKS

         THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of May 14, 2004, is executed by Xstream Beverage Group, Inc., a Nevada corporation ("XSBG"), in favor of Laurus Master Fund, Ltd. (the "Secured Party").

         A. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among XSBG, certain other Assignors (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, XSBG and the other Assignors have granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide loans to XSBG .

         B. XSBG (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the "Trademarks"), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the "Patents").

         C. XSBG wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of XSBG in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the "T&P Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

         1. XSBG does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

         2. XSBG agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at XSBG's expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. XSBG hereby appoints the Secured Party as XSBG's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

         3. XSBG acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

         4. XSBG agrees to execute financing statements or other instruments to the extent required by the Uniform Commercial Code and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the T&P Collateral.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, XSBG has caused this instrument to be executed as of the day and year first above written.

                                           XSTREAM BEVERAGE GROUP, INC.



                                           By:
                                               -------------------------
                                                Name:
                                                Title:

                                           LAURUS MASTER FUND, LTD.



                                           By:
                                               -------------------------
                                                Name:
                                                Title:

                    SCHEDULE 1 TO GRANT OF SECURITY INTEREST
                    ----------------------------------------

                REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS


--------------------------------------- ------------------------------- ------------------------ ---------------------

                   Trademark             Registration or Application       Registration or             Country
                                                    Number                 Application Date
--------------------------------------- ------------------------------- ------------------------ ---------------------
Yohimbe Energy Drink                             78/196840                                                USA
--------------------------------------- ------------------------------- ------------------------ ---------------------

--------------------------------------- ------------------------------- ------------------------ ---------------------

--------------------------------------- ------------------------------- ------------------------ ---------------------

--------------------------------------- ------------------------------- ------------------------ ---------------------

                    SCHEDULE 2 TO GRANT OF SECURITY INTEREST
                    ----------------------------------------

                         PATENTS AND PATENT APPLICATIONS


--------------------------------------- ------------------------------- ------------------------ ---------------------

                    Patent               Registration or Application       Registration or             Country
                                                    Number                 Application Date
--------------------------------------- ------------------------------- ------------------------ ---------------------
         None.
--------------------------------------- ------------------------------- ------------------------ ---------------------

--------------------------------------- ------------------------------- ------------------------ ---------------------

         STATE OF ______________ )
                                 )  ss.:
                                 )
         COUNTY OF ____________  )



                  On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of Xstream Beverage Group, Inc. that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.

                                                      -------------------------
                                                           Notary Public

         STATE OF ______________ )
                                 )  ss.:
                                 )
         COUNTY OF ____________  )




                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Laurus Master Fund, Ltd., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                   ----------------------------
                                                         Notary Public